                                                        Exhibit 99.8
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ---------------------------------------
  CASE NAME: AIRCRAFT LEASING, INC.                     ACCRUAL BASIS
  ---------------------------------------

  ---------------------------------------
  CASE NUMBER: 400-42148-BJH-11                         02/13/95, RWD, 2/96
  ---------------------------------------

  ---------------------------------------
  JUDGE: BARBARA J. HOUSER
  ---------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE
UNITED STATES CODE, I DECLARE UNDER PENALTY OF
PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH
ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS
AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS
ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF
THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
BASED ON ALL INFORMATION OF WHICH PREPARER HAS
ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                     CHIEF FINANCIAL OFFICER
------------------------------------------        ------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

DREW KEITH                                              12/20/2001
------------------------------------------        ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE

PREPARER:

/s/ Kevin K. Craig                                 CONTROLLER, KITTY HAWK INC.
------------------------------------------        ------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE

KEVIN K. CRAIG                                         12/20/2001
------------------------------------------        ------------------------------
PRINTED NAME OF PREPARER                                  DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   --------------------------------------
   CASE NAME: AIRCRAFT LEASING, INC.                          ACCRUAL BASIS-1
   --------------------------------------

   --------------------------------------
   CASE NUMBER: 400-42148-BJH-11                        02/13/95, RWD, 2/96
   --------------------------------------

   --------------------------------------

   COMPARATIVE BALANCE SHEET

   -------------------------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE              MONTH             MONTH              MONTH
                                                                    -------------------------------------------------------
   ASSETS                                              AMOUNT           OCTOBER,2001     NOVEMBER, 2001     DECEMBER, 2001
   ------------------------------------------------------------------------------------------------------------------------
   1.      UNRESTRICTED CASH                            $         0      $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   2.      RESTRICTED CASH                              $         0         $176,998        $    98,892                 $0
   ------------------------------------------------------------------------------------------------------------------------
   3.      TOTAL CASH                                   $         0         $176,998        $    98,892                 $0
   ------------------------------------------------------------------------------------------------------------------------
   4.      ACCOUNTS RECEIVABLE (NET)                    $         0      $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   5.      INVENTORY                                    $         0      $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   6.      NOTES RECEIVABLE                             $         0      $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   7.      PREPAID EXPENSES                             $         0      $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   8.      OTHER (ATTACH LIST)                         ($33,904,344)     ($1,431,263)       ($1,349,656)                $0
   ------------------------------------------------------------------------------------------------------------------------
   9.      TOTAL CURRENT ASSETS                        ($33,904,344)     ($1,254,265)       ($1,250,764)                $0
   ------------------------------------------------------------------------------------------------------------------------
   10.     PROPERTY, PLANT & EQUIPMENT                  $81,907,719      $58,260,269        $58,260,269                 $0
   ------------------------------------------------------------------------------------------------------------------------
   11.     LESS: ACCUMULATED
           DEPRECIATION / DEPLETION                     $33,669,772      $31,784,729        $31,784,729                 $0
   ------------------------------------------------------------------------------------------------------------------------
   12.     NET PROPERTY, PLANT &
           EQUIPMENT                                    $48,237,946      $26,475,540        $26,475,540                 $0
   ------------------------------------------------------------------------------------------------------------------------
   13.     DUE FROM INSIDERS                            $         0      $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   14.     OTHER ASSETS - NET OF
           AMORTIZATION (ATTACH LIST)                   $         0      $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   15.     OTHER (ATTACH LIST)                          $         0      $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   16.     TOTAL ASSETS                                 $14,333,602      $25,221,275        $25,224,776                 $0
   ------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   ------------------------------------------------------------------------------------------------------------------------
   17.     ACCOUNTS PAYABLE                                              $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   18.     TAXES PAYABLE                                                 $         0        $     2,952                 $0
   ------------------------------------------------------------------------------------------------------------------------
   19.     NOTES PAYABLE                                                 $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   20.     PROFESSIONAL FEES                                             $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   21.     SECURED DEBT                                                  $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   22.     OTHER (ATTACH LIST)                                           $ 4,013,030        $ 4,013,249                 $0
   ------------------------------------------------------------------------------------------------------------------------
   23.     TOTAL POSTPETITION
           LIABILITIES                                                   $ 4,013,030        $ 4,016,201                 $0
   ------------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   -----------------------------------------
   24.     SECURED DEBT                                 $ 2,811,382      $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   25.     PRIORITY DEBT                                $         0      $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   26.     UNSECURED DEBT                               $         0      $         0        $         0                 $0
   ------------------------------------------------------------------------------------------------------------------------
   27.     OTHER (ATTACH LIST)                          $ 1,300,001      $ 2,399,516        $ 2,399,516                 $0
   ------------------------------------------------------------------------------------------------------------------------
   28.     TOTAL PREPETITION LIABILITIES                $ 4,111,383      $ 2,399,516        $ 2,399,516                 $0
   ------------------------------------------------------------------------------------------------------------------------
   29.     TOTAL LIABILITIES                            $ 4,111,383      $ 6,412,546        $ 6,415,717                 $0
   ------------------------------------------------------------------------------------------------------------------------
   EQUITY
   ------------------------------------------------------------------------------------------------------------------------
   30.     PREPETITION OWNERS' EQUITY                   $         0      $12,789,185        $12,789,185                 $0
   ------------------------------------------------------------------------------------------------------------------------
   31.     POSTPETITION CUMULATIVE
           PROFIT OR (LOSS)                                              $ 6,019,544        $ 6,019,874                 $0
   ------------------------------------------------------------------------------------------------------------------------
   32.     DIRECT CHARGES TO EQUITY
           (ATTACH EXPLANATION)                                          $         0
   ------------------------------------------------------------------------------------------------------------------------
   33.     TOTAL EQUITY                                 $         0      $18,808,729        $18,809,059                 $0
   ------------------------------------------------------------------------------------------------------------------------
   34.     TOTAL LIABILITIES &
           OWNERS' EQUITY                               $ 4,111,383      $25,221,275        $25,224,776                 $0
   ------------------------------------------------------------------------------------------------------------------------
                                                                         $         0        $         0                 $0
----------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
                                                                               Monthly Operating Report

    -----------------------------------------------------------
    CASE NAME: AIRCRAFT LEASING, INC.                                      ACCRUAL BASIS-2
    -----------------------------------------------------------

    -----------------------------------------------------------
    CASE NUMBER: 400-42148-BJH-11                                              02/13/95, RWD, 2/96
    -----------------------------------------------------------

    --------------------------------------
    INCOME STATEMENT
    -------------------------------------------------------------------------------------------------------------------------
                                                      MONTH                MONTH                MONTH               QUARTER
                                                   ---------------------------------------------------------
    REVENUES                                        OCTOBER, 2001       NOVEMBER, 2001       DECEMBER, 2001          TOTAL
    -------------------------------------------------------------------------------------------------------------------------
    1.   GROSS REVENUES                                $  969,000             $      0                   $0         $969,000
    -------------------------------------------------------------------------------------------------------------------------
    2.   LESS: RETURNS & DISCOUNTS                     $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    3.   NET REVENUE                                   $  969,000             $      0                   $0         $969,000
    -------------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
    -------------------------------------------------------------------------------------------------------------------------
    4.   MATERIAL                                      $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    5.   DIRECT LABOR                                  $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    6.   DIRECT OVERHEAD                               $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    7.   TOTAL COST OF GOODS SOLD                      $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    8.   GROSS PROFIT                                  $  969,000             $      0                   $0         $969,000
    -------------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    -------------------------------------------------------------------------------------------------------------------------
    9.   OFFICER/INSIDER COMPENSATION                  $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    10.  SELLING & MARKETING                           $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    11.  GENERAL & ADMINISTRATIVE                      $        0             $  2,952                   $0         $  2,952
    -------------------------------------------------------------------------------------------------------------------------
    12.  RENT & LEASE                                  $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    13.  OTHER (ATTACH LIST)                           $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    14.  TOTAL OPERATING EXPENSES                      $        0             $  2,952                   $0         $  2,952
    -------------------------------------------------------------------------------------------------------------------------
    15.  INCOME BEFORE NON-OPERATING
         INCOME & EXPENSE                              $  969,000              ($2,952)                  $0         $966,048
    -------------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    -------------------------------------------------------------------------------------------------------------------------
    16.  NON-OPERATING INCOME (ATT. LIST)              $        0                ($549)                  $0            ($549)
    -------------------------------------------------------------------------------------------------------------------------
    17.  NON-OPERATING EXPENSE (ATT. LIST)             $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    18.  INTEREST EXPENSE                              $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    19.  DEPRECIATION/DEPLETION                        $  327,959             $      0                   $0         $327,959
    -------------------------------------------------------------------------------------------------------------------------
    20.  AMORTIZATION                                  $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    21.  OTHER (ATTACH LIST)                            ($327,959)             ($2,952)                  $0        ($330,911)
    -------------------------------------------------------------------------------------------------------------------------
    22.  NET OTHER INCOME & EXPENSES                   $        0              ($3,501)                  $0          ($3,501)
    -------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    -------------------------------------------------------------------------------------------------------------------------
    23.  PROFESSIONAL FEES                             $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    24.  U.S. TRUSTEE FEES                             $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    25.  OTHER (ATTACH LIST)                           $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    26.  TOTAL REORGANIZATION EXPENSES                 $        0             $      0                   $0         $      0
    -------------------------------------------------------------------------------------------------------------------------
    27.  INCOME TAX                                    $  387,600             $    219                   $0         $387,819
    -------------------------------------------------------------------------------------------------------------------------
    28.  NET PROFIT (LOSS)                             $  581,400             $    330                   $0         $581,730
    -------------------------------------------------------------------------------------------------------------------------
                                                       $        0             $      0                   $0
=================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                Monthly Operating Report

  ----------------------------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.                                        ACCRUAL BASIS-3
  ----------------------------------------------------------

  ----------------------------------------------------------
  CASE NUMBER:  400-42148-BJH-11                                                02/13/95, RWD, 2/96
  ----------------------------------------------------------


  ----------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                               MONTH              MONTH                MONTH           QUARTER
                                              ------------------------------------------------------
  DISBURSEMENTS                               OCTOBER, 2001      NOVEMBER, 2001       DECEMBER, 2001       TOTAL
  ----------------------------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING OF MONTH                 $176,998           $ 176,998              $98,892          $ 176,998
  ----------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ----------------------------------------------------------------------------------------------------------------------
  2.     CASH SALES                                $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  ----------------------------------------------------------------------------------------------------------------------
  3.     PREPETITION                               $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  4.     POSTPETITION                              $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS                  $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  ----------------------------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH LIST)            $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                            $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                       $      0           $ 500,549              $     0          $ 500,549
  ----------------------------------------------------------------------------------------------------------------------
  9.     TOTAL NON-OPERATING RECEIPTS              $      0           $ 500,549              $     0          $ 500,549
  ----------------------------------------------------------------------------------------------------------------------
  10.    TOTAL RECEIPTS                            $      0           $ 500,549              $     0          $ 500,549
  ----------------------------------------------------------------------------------------------------------------------
  11.    TOTAL CASH AVAILABLE                      $176,998           $ 677,547              $98,892          $ 677,547
  ----------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ----------------------------------------------------------------------------------------------------------------------
  12.    NET PAYROLL                               $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                        $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  14.    SALES, USE & OTHER TAXES PAID             $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  15.    SECURED / RENTAL / LEASES                 $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  16.    UTILITIES                                 $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  17.    INSURANCE                                 $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                       $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                          $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  20.    TRAVEL                                    $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                             $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                     $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  23.    SUPPLIES                                  $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  24.    ADVERTISING                               $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                       $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS             $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                         $      0           $ 578,655              $     0          $ 578,655
  ----------------------------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                         $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                       $      0           $       0              $     0          $       0
  ----------------------------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION EXPENSES             $      0           $ 578,655              $     0          $ 578,655
  ----------------------------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                       $      0           $ 578,655              $     0          $ 578,655
  ----------------------------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                             $      0            ($78,106)             $     0           ($78,106)
  ----------------------------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                       $176,998           $  98,892              $98,892          $  98,892
  ----------------------------------------------------------------------------------------------------------------------

==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ---------------------------------------------
    CASE NAME: AIRCRAFT LEASING, INC.                ACCRUAL BASIS-4
    ---------------------------------------------

    ---------------------------------------------
    CASE  NUMBER: 400-42148-BJH-11                      02/13/95, RWD, 2/96
    ---------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULE          MONTH               MONTH               MONTH
                                                                           ---------------------------------------------------------
    ACCOUNTS RECEIVABLE AGING                                AMOUNT        OCTOBER,2001      NOVEMBER, 2001      DECEMBER, 2001
    --------------------------------------------------------------------------------------------------------------------------------
    1.      0-30                                                     $0                  $0                  $0                  $0
    --------------------------------------------------------------------------------------------------------------------------------
    2.      31-60                                                    $0                  $0                  $0                  $0
    --------------------------------------------------------------------------------------------------------------------------------
    3.      61-90                                                    $0                  $0                  $0                  $0
    --------------------------------------------------------------------------------------------------------------------------------
    4.      91+                                                      $0                  $0                  $0                  $0
    --------------------------------------------------------------------------------------------------------------------------------
    5.      TOTAL ACCOUNTS RECEIVABLE                                $0                  $0                  $0                  $0
    --------------------------------------------------------------------------------------------------------------------------------
    6.      AMOUNT CONSIDERED UNCOLLECTIBLE                          $0                  $0                  $0                  $0
    --------------------------------------------------------------------------------------------------------------------------------
    7.      ACCOUNTS RECEIVABLE (NET)                                $0                  $0                  $0                  $0
    --------------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    AGING OF POSTPETITION TAXES AND PAYABLES                                                            MONTH: NOVEMBER, 2001
                                                                                                               ---------------------
    --------------------------------------------------------------------------------------------------------------------------------
                                                  0-30                31-60            61-90             91+
    TAXES PAYABLE                                 DAYS                DAYS             DAYS             DAYS               TOTAL
    --------------------------------------------------------------------------------------------------------------------------------
    1.      FEDERAL                                $    0               $0               $0               $0             $    0
    --------------------------------------------------------------------------------------------------------------------------------
    2.      STATE                                  $    0               $0               $0               $0             $    0
    --------------------------------------------------------------------------------------------------------------------------------
    3.      LOCAL                                  $2,952               $0               $0               $0             $2,952
    --------------------------------------------------------------------------------------------------------------------------------
    4.      OTHER (ATTACH LIST)                    $    0               $0               $0               $0             $    0
    --------------------------------------------------------------------------------------------------------------------------------
    5.      TOTAL TAXES PAYABLE                    $2,952               $0               $0               $0             $2,952
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
    6.      ACCOUNTS  PAYABLE                      $    0               $0               $0               $0             $    0
    --------------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    STATUS OF POSTPETITION TAXES                                                                         MONTH: NOVEMBER, 2001
                                                                                                                -------------------

    --------------------------------------------------------------------------------------------------------------------------------
                                                          BEGINNING            AMOUNT                                   ENDING
                                                             TAX            WITHHELD AND/          AMOUNT                 TAX
    FEDERAL                                              LIABILITY*          OR ACCRUED             PAID               LIABILITY
    --------------------------------------------------------------------------------------------------------------------------------
    1.      WITHHOLDING**                                   $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    2.      FICA-EMPLOYEE**                                 $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    3.      FICA-EMPLOYER**                                 $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    4.      UNEMPLOYMENT                                    $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    5.      INCOME                                          $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    6.      OTHER (ATTACH LIST)                             $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    7.      TOTAL  FEDERAL  TAXES                           $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    STATE  AND  LOCAL
    --------------------------------------------------------------------------------------------------------------------------------
    8.      WITHHOLDING                                     $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    9.      SALES                                           $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    10.     EXCISE                                          $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    11.     UNEMPLOYMENT                                    $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    12.     REAL PROPERTY                                   $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    13.     PERSONAL PROPERTY                               $0                 $2,952                $0                 $2,952
    --------------------------------------------------------------------------------------------------------------------------------
    14.     OTHER (ATTACH LIST)                             $0                 $    0                $0                 $    0
    --------------------------------------------------------------------------------------------------------------------------------
    15.     TOTAL STATE & LOCAL                             $0                 $2,952                $0                 $2,952
    --------------------------------------------------------------------------------------------------------------------------------
    16.     TOTAL TAXES                                     $0                 $2,952                $0                 $2,952
    --------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ----------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.            ACCRUAL BASIS-5
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
        ----------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                         MONTH: NOVEMBER, 2001
                                                                                                ------------------------------------
        ------------------------------------------------
        BANK RECONCILIATIONS
                                                              Account #1         Account #2        Account #3
        ----------------------------------------------------------------------------------------------------------------------------
        A.          BANK:
        -----------------------------------------------------------------------------------------------------------
        B.           ACCOUNT NUMBER:                                                                                    TOTAL
        -----------------------------------------------------------------------------------------------------------
        C.           PURPOSE (TYPE):
        ----------------------------------------------------------------------------------------------------------------------------

        1.       BALANCE PER BANK STATEMENT                       $0                                                             $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.       ADD: TOTAL DEPOSITS NOT CREDITED                 $0                                                             $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.       SUBTRACT: OUTSTANDING CHECKS                     $0                                                             $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.       OTHER RECONCILING ITEMS                          $0                                                             $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.       MONTH END BALANCE PER BOOKS                      $0                 $0                      $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.       NUMBER OF LAST CHECK WRITTEN
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------
        INVESTMENT ACCOUNTS

        ----------------------------------------------------------------------------------------------------------------------------
                                                            DATE OF                 TYPE OF         PURCHASE         CURRENT
        BANK, ACCOUNT NAME & NUMBER                        PURCHASE               INSTRUMENT          PRICE           VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.       BANK ONE TRUST (ESCROW) 6801456800*        1/3/2000             MONEY MARKET          $3,625,000            $     0
        ----------------------------------------------------------------------------------------------------------------------------
        8.       HSBC Bank USA (ESCROW) #10-876110         6/19/2000             MONEY MARKET          $3,560,463            $98,892
        ----------------------------------------------------------------------------------------------------------------------------
        9.
        ----------------------------------------------------------------------------------------------------------------------------
        10.
        ----------------------------------------------------------------------------------------------------------------------------
        11.      TOTAL INVESTMENTS                                                                                           $98,892
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------
        CASH

        ----------------------------------------------------------------------------------------------------------------------------
        12.      CURRENCY ON HAND                                                                                            $     0
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        13.      TOTAL CASH - END OF MONTH                                                                                   $98,892
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                             $     0

--------------------------------------------------------------------------------

                                                      Monthly Operating Report

  -------------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.            ACCRUAL BASIS-6
  -------------------------------------------

  -------------------------------------------
  CASE NUMBER:  400-42148-BJH-11                      02/13/95, RWD, 2/96
  -------------------------------------------

                                                      MONTH:  NOVEMBER, 2001

  -------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  -------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------
                        INSIDERS
  ------------------------------------------------------------------
                        TYPE OF          AMOUNT          TOTAL PAID
         NAME           PAYMENT           PAID            TO DATE
  ------------------------------------------------------------------
  1. SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
  ------------------------------------------------------------------
  2.

  ------------------------------------------------------------------
  3.

  ------------------------------------------------------------------
  4.

  ------------------------------------------------------------------
  5.

  ------------------------------------------------------------------
  6. TOTAL PAYMENTS
     TO INSIDERS                               $0              $0
  ------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------
                             PROFESSIONALS
  ---------------------------------------------------------------------------------------------------------
                          DATE OF COURT                                                          TOTAL
                        ORDER AUTHORIZING           AMOUNT        AMOUNT       TOTAL PAID      INCURRED
         NAME                PAYMENT               APPROVED        PAID          TO DATE      & UNPAID *
  ---------------------------------------------------------------------------------------------------------
  1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
  ---------------------------------------------------------------------------------------------------------
  2.

  ---------------------------------------------------------------------------------------------------------
  3.

  ---------------------------------------------------------------------------------------------------------
  4.

  ---------------------------------------------------------------------------------------------------------
  5.

  ---------------------------------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO PROFESSIONALS                                 $0             $0               $0             $0
  ---------------------------------------------------------------------------------------------------------

  * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  -------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  -------------------------------------------------------------------------

  -------------------------------------------------------------------------
                                     SCHEDULED    AMOUNTS
                                      MONTHLY       PAID        TOTAL
                                     PAYMENTS      DURING       UNPAID
          NAME OF CREDITOR              DUE        MONTH     POSTPETITION
  -------------------------------------------------------------------------
  1. FIRST SOURCE BANK (865001)           $0           $0          $0
  -------------------------------------------------------------------------
  2. FIRST SOURCE BANK (RPS)              $0           $0          $0
  -------------------------------------------------------------------------
  3. FIRST SOURCE BANK (AIA)              $0           $0          $0
  -------------------------------------------------------------------------
  4.                                                               $0
  -------------------------------------------------------------------------
  5.                                                               $0
  -------------------------------------------------------------------------
  6. TOTAL                                $0           $0          $0
  -------------------------------------------------------------------------

                                                   Monthly Operating Report

  -------------------------------------
   CASE NAME:  AIRCRAFT LEASING, INC.   ACCRUAL  BASIS-7
  -------------------------------------

  -------------------------------------
   CASE  NUMBER:  400-42148-BJH-11                 02/13/95, RWD, 2/96
  -------------------------------------

                                            MONTH: NOVEMBER, 2001
                                                   -----------------------------

  -------------------------
  QUESTIONNAIRE

  ----------------------------------------------------------------------------------------------------------------
                                                                                           YES           NO
  ----------------------------------------------------------------------------------------------------------------
  1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                 X
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
  ----------------------------------------------------------------------------------------------------------------
  2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                     X
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
  ----------------------------------------------------------------------------------------------------------------
  3.     ARE ANY POSTPETITION RECEIVABLES(ACCOUNTS, NOTES, OR                                             X
         LOANS) DUE FROM RELATED PARTIES?
  ----------------------------------------------------------------------------------------------------------------
  4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                           X
         THIS REPORTING PERIOD?
  ----------------------------------------------------------------------------------------------------------------
  5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                 X
         DEBTOR FROM ANY PARTY?
  ----------------------------------------------------------------------------------------------------------------
  6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                     X
  ----------------------------------------------------------------------------------------------------------------
  7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                               X
         PAST DUE?
  ----------------------------------------------------------------------------------------------------------------
  8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                 X
  ----------------------------------------------------------------------------------------------------------------
  9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                       X
  ----------------------------------------------------------------------------------------------------------------
  10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                   X
         DELINQUENT?
  ----------------------------------------------------------------------------------------------------------------
  11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                  X
         REPORTING PERIOD?
  ----------------------------------------------------------------------------------------------------------------
  12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                  X
  ----------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
  2a) $578,655 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees (transfer expense to KH Inc & KH Int'l)
  ------------------------------------------------------------------------------
     Due to timing of G/L closing, details of Trustee expenditures posted include both Oct'01 & Nov'01 activity in Nov'01 G/L.
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  -------------------------
  INSURANCE
  ----------------------------------------------------------------------------------------------------------------
                                                                                           YES           NO
  ----------------------------------------------------------------------------------------------------------------
  1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                             X
         NECESSARY INSURANCE COVERAGES IN EFFECT?
  ----------------------------------------------------------------------------------------------------------------
  2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                             X
  ----------------------------------------------------------------------------------------------------------------
  3.     PLEASE ITEMIZE POLICIES BELOW.
  ----------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ----------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------


  ----------------------------------------------------------------------------------------------------------------
                                     INSTALLMENT  PAYMENTS
  ----------------------------------------------------------------------------------------------------------------
              TYPE  OF                                                                        PAYMENT AMOUNT
               POLICY                 CARRIER                     PERIOD COVERED               & FREQUENCY
  ----------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------
         SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
  ----------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------

    -----------------------------------------
     CASE NAME:  AIRCRAFT LEASING, INC.            FOOTNOTES SUPPLEMENT
    -----------------------------------------

    -----------------------------------------
     CASE NUMBER:  400-42148-BJH-11               ACCRUAL BASIS
    -----------------------------------------

                                      MONTH:           NOVEMBER, 2001
                                             -----------------------------------

    --------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS     LINE
      FORM NUMBER     NUMBER                               FOOTNOTE / EXPLANATION
    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------
          2               13      SFAS 121 Writedown of $5,736,370 of Assets, from USPS W-Net cancel 8/25/01
    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------
          3                8      All cash received into the subsidiary cash account is swept
    --------------------------------------------------------------------------------------------------------------
                                    each night to Kitty Hawk, Inc. Master Account
    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------
          3               31      All disbursements (either by wire transfer or check), including payroll, are
    --------------------------------------------------------------------------------------------------------------
                                    disbursed out of the Kitty Hawk, Inc. controlled disbursement
    --------------------------------------------------------------------------------------------------------------
                                    account.
    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------
          4                6      All assessments of uncollectible accounts receivable are done
    --------------------------------------------------------------------------------------------------------------
                                    at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
    --------------------------------------------------------------------------------------------------------------
                                    down to Inc.'s subsidiaries as deemed necessary.
    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------
         7            Insr 3      All insurance policies are carried in the name of Kitty Hawk, Inc. and its
    --------------------------------------------------------------------------------------------------------------
                                    subsidiaries. Therefore, they are listed here accordingly.
    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

     ----------------------------------------
      CASE NAME:  AIRCRAFT LEASING, INC.            ACCRUAL  BASIS-Attachment
     ----------------------------------------

     ----------------------------------------
      CASE NUMBER:  400-42148-BJH-11
     ----------------------------------------

                                               MONTH: NOVEMBER, 2001
                                                      --------------------------


  MOR #    ITEM #  LIST OR EXPLANATION
  1 - BS     8     a)  $50,000  Deposit for Retainer & Legal Fees from Bank One Trust to Lessor's Counsel
                   b) ($1,399,656)  Intercompany Cummulative Receivable/Payable Credit Balance

  1 - BS     22    a)  $4,013,249  Accrued Federal Income Taxes (Post-petition)


  1 - BS     27    a)  $2,399,516  Accrued Taxes Payable (Pre-petition)


  2 - IS     13


  2 - IS     16    a)  $549  Interest Income (from HSBC -Escrow account)
                       Due to timing of G/L closing, details of Trustee expenditures posted include both
                       Oct'01 & Nov'01 activity in Nov'01 G/L.

  2 - IS     21    a)  ($2,952) Credit for Allocation of A/C Costs to KH Cargo (vs I/C)


  3 - CF     8     a)  $549  Interest Income (from HSBC -Escrow account)
                   b)  $500,000  I/C Transfer to HSBC -Escrow account from KH Int'l Sale Procedes account
                        Due to timing of G/L closing, details of Trustee expenditures posted include both
                        Oct'01 & Nov'01 activity in Nov'01 G/L.

  4 - AP     T6    a)  Federal Income Taxes are now shown as Other Accrued Liabilities (due to deferred tax credits)


  7 - QA     2     a)  $578,655 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees,
                       Transfer to KH Inc & KH Int'l Due to timing of G/L closing, details of Trustee expenditures posted include both Oct'01 & Nov'01 activity in Nov'01 G/L.